                       SEMIANNUAL REPORT / JUNE 30, 1999



                          AIM NEW PACIFIC GROWTH FUND

                                 [COVER IMAGE]

                           [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]


            --------------------------------------------------------

                        MOUNTAIN AND PALM TREE LANDSCAPE

                   BY SHERRI SILVERMAN, (BORN 1951, AMERICAN)

            BEAUTIFUL AT FIRST GLANCE, SILVERMAN'S VIBRANT PAINTINGS

             OFFER EVEN GREATER REWARDS TO THE CONTEMPLATIVE VIEWER.

            DRAWING THEIR POWER FROM THE SIMPLEST SHAPES AND PUREST

            PIGMENTS, HER WORKS DISCARD REALISTIC REPRESENTATION IN

               FAVOR OF INTENSE MOOD AND ATMOSPHERE. IN THE COVER

             PAINTING, SILVERMAN'S TROPICAL COLORS MELT SEAMLESSLY

                    INTO A DREAMLIKE VISION OF EXOTIC LANDS.

            --------------------------------------------------------


AIM New Pacific Growth Fund is for shareholders who seek long-term growth of capital. The fund invests primarily in equity securities of companies located in Pacific region countries other than Japan. Japan was eliminated from the fund's Primary Investment Area on January 21, 1994.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM New Pacific Growth Fund (formerly GT Global New Pacific Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because Class C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized.
o   Advisor Class shares were closed to new investors as of March 1, 1999.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI AC (All-Country) Pacific Free ex-Japan Index is a group of unmanaged securities from all developed and emerging markets in the Pacific Rim (except Japan) tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
         GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
               OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU
                     COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM NEW PACIFIC GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   With only several months remaining in 1999, the question on
    [PHOTO OF      many of your minds may be, "How will the year 2000 computer
   Charles T.      issue affect AIM and my investments?" We would like you to
     Bauer,        feel comfortable. We are pleased to be able to report to you
  Chairman of      that as of June 1999 we achieved a major milestone toward
  the Board of     year 2000 compliance status: we have successfully completed
    THE FUND       the testing of all of our mission-critical systems.
  APPEARS HERE]        Earlier this year, AIM participated in an industrywide
                   test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                   Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                       The general purpose of the process was to test electronic
interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.



PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.



                             ----------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                             ----------------------



                           AIM NEW PACIFIC GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



ASIA-PACIFIC REGION STAGES STRONG COMEBACK


AFTER MONTHS OF TURMOIL, ASIAN MARKETS FINALLY HAVE DELIVERED SOME IMPRESSIVE GAINS. HOW DID THE FUND PERFORM OVER THE LAST SIX MONTHS?
We're very pleased to say that AIM New Pacific Growth Fund's performance has shown a marked improvement since our last report to you. For the six months ended June 30, 1999, total returns (without sales charges) were 26.40% for Class A shares, 25.99% for Class B shares and 26.45% for Advisor Class shares.
    Class C shares, offered since May 3, 1999, produced a cumulative total return (without sales charges) of 6.90% as of June 30, 1999.

WHAT'S BEHIND THE IMPROVED PERFORMANCE OF ASIAN MARKETS?
There is definitely a renewed optimism about Asian markets. Investors and analysts feel that the region finally has hit bottom and started to bounce back. Interest rates and inflation are down, economies are growing and corporations are starting to restructure and project good earnings. Korea, for instance, has made some bold efforts to restructure its financial industry. Smarter and stronger Korean banks are now doing very well in the markets, as are reformed Thai banks.
    With the U.S. economy showing robust growth in the first half of 1999, the outlook for Asian exports has become more promising. Trade surpluses have accumulated and inflation has eased, so the interest-rate environment has remained benign. Throughout Asia (with the exception of Hong Kong), gross domestic product (GDP) numbers have been stronger than expected. We feel that Asia is in an early stage of recovery, and the recent strong performance of cyclical stocks is evidence of a new beginning.

DID YOU MAKE ANY CHANGES TO YOUR COUNTRY OR INDUSTRY WEIGHTINGS OVER THE LAST SIX MONTHS?
In Australia, stronger-than-expected economic growth sparked fears of inflation and higher interest rates. Moreover, because investors had seen the country as a safe haven during the Asian crisis, the market was "over-owned" and valuations had gotten rather high. Consequently, we lowered our Australia weighting, mainly by selling industrial stocks that had been a drag on performance earlier in the year. For instance, Australia's Brambles Industries was one of the more disappointing holdings of the first half of 1999.
    We increased our exposure to the Australian resources sector, however, which has done very well. An example would be WMC Limited, one of Australia's major mineral producers. The company started in the 1930s as a gold-exploration company. Now it is one of Australia's top exporters, shipping out such products as nickel, copper and uranium.
    In Hong Kong, our weighting has not changed very much, but we've moved away from defensive utilities stocks and made some more aggressive selections among Hong Kong's China-related stocks. One example would be Yizheng Chemical Fibre, China's largest supplier of polyester. The Chinese economy has become much more liquid, which we think will benefit such stocks.
    We increased our exposure to Korea and Taiwan by buying stocks in the computer and electronics industries. Healthier global growth should help boost their performance.

WHICH HOLDINGS CONTRIBUTED MOST TO PERFORMANCE?
Singapore was one of the countries where GDP numbers came in much stronger than expected. One of the beneficiaries of this news was Singapore Press Holdings


MARKET GAINS BY COUNTRY

Average total returns, based on MSCI country indexes 12/31/98 - 6/30/99

================================================================================

Indonesia               110.94%

South Korea              77.88

Malaysia                 68.51

Thailand                 49.94

Taiwan                   42.26

Singapore                33.55

Hong Kong                31.46*

Philippines              29.15

Australia                14.35*

New Zealand               7.18*

* Starred numbers were calculated using net dividends. All others were calculated using gross dividends.
================================================================================


WHERE THE FUND INVESTED

As of 6/30/99, based on total net assets

================================================================================

 1. Hong Kong       23.35%

 2. South Korea     16.51

 3. Australia       14.66

 4. Singapore       11.64

 5. Taiwan          10.88

 6. Philippines      3.37

 7. Indonesia        2.51

 8. Malaysia         1.59

 9. New Zealand      1.51

10. Thailand         0.71

The fund's portfolio is subject to change.
================================================================================


                     --------------------------------------

                     WE FEEL THAT ASIA IS IN AN EARLY STAGE

                       OF RECOVERY, AND THE RECENT STRONG

                       PERFORMANCE OF CYCLICAL STOCKS IS

                          EVIDENCE OF A NEW BEGINNING.

                     --------------------------------------

          See important fund and index disclosures inside front cover.




                           AIM NEW PACIFIC GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



(SPH). The company publishes a variety of magazines and newspapers, including one of Singapore's oldest English-language dailies, and it also hosts a popular online news service called AsiaOne. In addition, SPH has business interests in multimedia and cable companies. These all contributed to the stock's strong performance, as did a share buy back plan that was well received by investors.
    Another good holding was Korean company LG Information & Communication, a maker of switching systems, transmission equipment, cellular systems and other communications equipment. The stock, which had been undervalued, finally caught up with the market. In local currency terms, the stock's value increased more than 175%.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?
We expect global demand for Asian exports to remain strong from both the United States and Europe. Nevertheless, the trade surpluses that have helped Asia's liquidity are likely to shrink a bit later in the year. Now that the region is beginning to recover, imports will probably increase. So as the liquidity that has spurred the latest market rally dries up somewhat, we may see a correction in the region while investors wait for earnings to pick up.
    Asia's trade surplus made possible a decrease in interest rates, and that's gone a long way in helping the region recover. But we're at the point where rates have probably gone as low as they're going to go in some countries. Still, there's no pressing need to alter the interest-rate environment yet, since there is no immediate threat of inflation.
    Our strategy in AIM New Pacific Growth fund is to focus on companies that are likely to deliver structural improvement. We think Asian domestic demand will probably remain weak, so we are being very cautious about lower-quality companies. Of course, while high-quality companies are the best place to be, they are also commanding a higher premium.

PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

=========================================================================================================
TOP 10 EQUITY HOLDINGS                                           TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------
 1. Cheung Kong Holdings Ltd.  (Hong Kong)               5.31%    1. Banks (Major Regional)        17.19%
 2. Hutchison Whampoa Ltd.  (Hong Kong)                  4.98     2. Telephone                      9.81
 3. Merrill Lynch International & Co.                    3.80     3. Land Development               9.65
     KOSPI 200-Warrants, expiring 12/9/99 (South Korea)           4. Investment Management          5.03
 4. National Australian Bank Ltd.  (Australia)           2.71     5. Retail (Food Chains)           4.98
 5. Samsung Electronics Co. Ltd. (South Korea)           2.66     6. Manufacturing (Diversified)    4.47
 6. Singapore Press Holdings, Ltd. (Singapore)           2.61     7. Chemicals (Specialty)          4.45
 7. Hong Kong Telecommunications Ltd. (Hong Kong)        2.57     8. Electronics (Component         4.28
 8. HSBC Holdings PLC (Hong Kong)                        2.50         Distribution)
 9. LG Information & Communication (South Korea)         2.48     9. Computers (Hardware)           3.51
10. Telstra Corp. Ltd. (Australia)                       2.35    10. Publishing (Newspapers)        2.61

The fund's portfolio is subject to change. There is no assurance that the fund will continue to hold any particular security.
=========================================================================================================


================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

Inception (1/19/77)             9.10%
10 years                        0.58
5 years                        -7.52
1 year                         25.04*

CLASS B SHARES

Inception (4/1/93)             -2.92%
5 years                        -7.39
1 year                         26.24**

CLASS C SHARES

Inception (5/3/99)              5.90%***

ADVISOR CLASS SHARES
(do not include sales charges)
Inception (6/1/95)             -8.74%
3 years                       -13.72
1 year                         32.39


*   32.28%, excluding sales charges
**  31.24%, excluding CDSC
*** cumulative total return
================================================================================


          See important fund and index disclosures inside front cover.


                           AIM NEW PACIFIC GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-86.73%

AUSTRALIA-14.66%

AMP Ltd. (Insurance-Life/Health)        216,800   $  2,367,001
--------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                               92,900      2,444,179
--------------------------------------------------------------
Broken Hill Proprietary Co. Ltd.
  (Iron & Steel)                        247,700      2,865,486
--------------------------------------------------------------
Lend Lease Corp. Ltd. (Real Estate)      87,500      1,199,814
--------------------------------------------------------------
National Australia Bank Ltd.
  (Banks-Major Regional)                247,700      4,093,552
--------------------------------------------------------------
Smorgon Steel Group Ltd.
  (Manufacturing- Diversified)(a)     1,238,500      1,874,847
--------------------------------------------------------------
Southcorp Ltd.
  (Manufacturing-Diversified)(a)        266,200      1,073,602
--------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)          619,300      3,544,074
--------------------------------------------------------------
WMC Ltd. (Metals-Mining)                619,300      2,656,930
--------------------------------------------------------------
                                                    22,119,485
--------------------------------------------------------------

HONG KONG-23.35%

Bank of East Asia, Ltd.
  (Banks-Major Regional)(a)           1,000,000      2,526,229
--------------------------------------------------------------
Cheung Kong Holdings Ltd. (Land
  Development)                          900,000      8,004,021
--------------------------------------------------------------
China Everbright Ltd. (Land
  Development)(a)                     2,000,000      1,997,783
--------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)             2,500,000      2,062,228
--------------------------------------------------------------
Hang Seng Bank Ltd. (Banks-Major
  Regional)                             180,000      2,012,605
--------------------------------------------------------------
Hong Kong Telecommunications Ltd.
  (Telephone)                         1,500,200      3,876,861
--------------------------------------------------------------
HSBC Holdings PLC (Banks-Major
  Regional)                             103,421      3,772,348
--------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                               830,000      7,515,209
--------------------------------------------------------------
Shanghai Industrial Holdings Ltd.
  (Manufacturing-Diversified)           800,000      1,907,561
--------------------------------------------------------------
Yizheng Chemical Fibre Co., Ltd.
  (Chemicals- Specialty)(a)           6,000,000      1,546,671
--------------------------------------------------------------
                                                    35,221,516
--------------------------------------------------------------

INDONESIA-2.51%

PT Indofood Sukses Makmur Tbk
  (Foods)                             1,000,000      1,357,401
--------------------------------------------------------------
PT Lippo Bank Tbk (Banks-Major
  Regional)(a)                       16,000,000        866,426
--------------------------------------------------------------
PT Telekomunikasi Indonesia
  (Telephone)                         2,700,000      1,559,567
--------------------------------------------------------------
                                                     3,783,394
--------------------------------------------------------------

MALAYSIA-1.59%

Berjaya Sports Toto Berhad (Leisure
  Time- Products)(b)                    600,000      1,181,208
--------------------------------------------------------------
Telekom Malaysia Berhad
  (Telephone)(b)                        381,750      1,212,718
--------------------------------------------------------------
                                                     2,393,926
--------------------------------------------------------------

NEW ZEALAND-1.51%

Telecom Corp. of New Zealand Ltd.
  (Telephone)                           531,100      2,277,646
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
PHILIPPINES-3.37%

Benpres Holdings Corp.
  (Manufacturing- Diversified)(a)     8,000,000   $  1,892,247
--------------------------------------------------------------
Equitable Banking Corp.
  (Banks-Major Regional)                520,000      1,352,957
--------------------------------------------------------------
Philippine Long Distance Telephone
  Co. (Telephone)                        60,290      1,838,013
--------------------------------------------------------------
                                                     5,083,217
--------------------------------------------------------------

SINGAPORE-11.64%

City Developments Ltd. (Land
  Development)                          400,000      2,561,692
--------------------------------------------------------------
DBS Land Ltd. (Land Development)      1,000,000      1,997,650
--------------------------------------------------------------
Development Bank of Singapore Ltd.
  (Banks- Major Regional)               270,000      3,299,647
--------------------------------------------------------------
Overseas-Chinese Banking Corp.,
  Ltd.(Banks- Major Regional)           420,000      3,504,113
--------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing- Newspapers)              230,816      3,932,823
--------------------------------------------------------------
Singapore Technologies Engineering
  Ltd. (Engineering & Construction)   2,000,000      2,267,920
--------------------------------------------------------------
                                                    17,563,845
--------------------------------------------------------------

SOUTH KOREA-16.51%

Kookmin Bank (Banks-Major
  Regional)(a)                          100,000      2,030,238
--------------------------------------------------------------
Korea Electric Power Corp.
  (Electric Companies)                   70,000      2,908,855
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(a)                         12,380        495,200
--------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Specialty)                  90,000      2,449,244
--------------------------------------------------------------
LG Information & Communication
  (Communications Equipment)             50,562      3,739,185
--------------------------------------------------------------
Merrill Lynch International & Co.
  KOSPI 200-Wts., expiring 12/09/99
  (Investment Banking/Brokerage)(a)     632,101      5,726,393
--------------------------------------------------------------
Samsung Display Devices Co.
  (Electronics- Component
  Distributors)                          45,000      2,449,244
--------------------------------------------------------------
Samsung Electronics
  (Electronics-Component
  Distributors)                          36,514      4,006,288
--------------------------------------------------------------
Shinhan Bank GDR (Banks-Major
  Regional)(a)                           49,300      1,096,925
--------------------------------------------------------------
                                                    24,901,572
--------------------------------------------------------------

TAIWAN-10.88%

Asustek Computer, Inc.
  (Computers-Hardware)                  168,000      1,893,251
--------------------------------------------------------------
Cathay Life Insurance Co., Ltd.
  (Insurance Brokers)                   700,000      2,513,932
--------------------------------------------------------------
China Development Industrial Bank
  (Investment Management)(a)            744,500      1,855,488
--------------------------------------------------------------
China Steel Corp. (Metals Mining)     1,473,000      1,112,731
--------------------------------------------------------------
Chinatrust Commercial Bank (Banks-
  Regional)(a)                        1,277,000      1,533,981
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TAIWAN-(CONTINUED)

Compal Electronics, Inc.
  (Computers- Hardware)                  87,675   $    344,728
--------------------------------------------------------------
First Commercial Bank (Banks-Major
  Regional)                             724,500      1,379,466
--------------------------------------------------------------
Formosa Plastics Corp.
  (Chemicals-Specialty)                 700,000      1,473,684
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. (Computers-Hardware)(a)           799,500      3,056,912
--------------------------------------------------------------
Taiwan Styrene Monomer Corp.
  (Chemicals- Specialty)              1,273,000      1,249,353
--------------------------------------------------------------
                                                    16,413,526
--------------------------------------------------------------

THAILAND-0.71%

PTT Exploration and Production
  Public Co. Ltd. (Oil &
  Gas-Exploration & Production)(a)      140,600      1,075,233
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $100,479,547)                                130,833,360
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
REPURCHASE AGREEMENT-5.48%(C)

State Street Bank & Trust Co.,
  4.70%, 07/01/99 (Cost
  $8,263,000)(d)                     $8,263,000   $  8,263,000
--------------------------------------------------------------
TOTAL INVESTMENTS-92.21%                           139,096,360
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-7.79%                 11,744,478
--------------------------------------------------------------
NET ASSETS-100.00%                                $150,840,838
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Wts.  - Warrants

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Security fair valued in accordance with procedures established by the Board of Trustees.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Repurchase agreement entered into 06/30/99 with maturing value $8,264,079. Collateralized by U.S. Government agency obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $108,742,547)                              $139,096,360
---------------------------------------------------------
Foreign currencies, at value (cost
  $3,987,596)                                   3,959,796
---------------------------------------------------------
Receivables for:
  Fund shares sold                              9,262,324
---------------------------------------------------------
  Dividends and interest                          290,000
---------------------------------------------------------
Other assets                                       37,520
---------------------------------------------------------
    Total assets                              152,646,000
---------------------------------------------------------

LIABILITIES:

Payable for fund shares reacquired              1,306,893
---------------------------------------------------------
Accrued management fees                           299,294
---------------------------------------------------------
Accrued distribution fees                         122,808
---------------------------------------------------------
Accrued trustees' fees                              1,500
---------------------------------------------------------
Accrued transfer agent fees                        56,804
---------------------------------------------------------
Accrued operating expenses                         17,863
---------------------------------------------------------
    Total liabilities                           1,805,162
---------------------------------------------------------
Net assets applicable to shares outstanding  $150,840,838
---------------------------------------------------------

NET ASSETS:

Class A                                      $110,296,100
=========================================================
Class B                                      $ 39,292,562
=========================================================
Class C                                      $     32,145
=========================================================
Advisor Class                                $  1,220,031
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                        16,818,267
=========================================================
Class B                                         6,190,749
=========================================================
Class C                                             5,064
---------------------------------------------------------
Advisor Class                                     186,176
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       6.56
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.56
      divided by 94.50%)                     $       6.94
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       6.35
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       6.35
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                          $       6.55
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $170,012 foreign
withholding tax)                             $  1,433,529
---------------------------------------------------------
Interest                                          146,039
---------------------------------------------------------
Security lending                                   49,771
---------------------------------------------------------
    Total investment income                     1,629,339
---------------------------------------------------------

EXPENSES:

Management fees                                   592,948
---------------------------------------------------------
Administrative services fees                       17,719
---------------------------------------------------------
Custodian fees                                     36,007
---------------------------------------------------------
Distribution fees -- Class A                      153,095
---------------------------------------------------------
Distribution fees -- Class B                      165,646
---------------------------------------------------------
Distribution fees -- Class C                          117
---------------------------------------------------------
Interest                                           51,371
---------------------------------------------------------
Trustees fees                                       4,043
---------------------------------------------------------
Transfer agent fees -- Class A                    264,342
---------------------------------------------------------
Transfer agent fees -- Class B                    100,104
---------------------------------------------------------
Transfer agent fees -- Class C                         71
---------------------------------------------------------
Transfer agent fees -- Advisor Class                3,366
---------------------------------------------------------
Other                                              78,178
---------------------------------------------------------
    Total expenses                              1,467,007
---------------------------------------------------------
Less: Expenses waived by advisors                 (98,257)
---------------------------------------------------------
     Expenses paid indirectly and expense
  reductions                                      (55,674)
---------------------------------------------------------
     Net expenses                               1,313,076
---------------------------------------------------------
Net investment income                             316,263
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         9,575,982
---------------------------------------------------------
  Foreign currencies                             (387,774)
---------------------------------------------------------
                                                9,188,208
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        25,523,659
---------------------------------------------------------
  Foreign currencies                              (34,752)
---------------------------------------------------------
                                               25,488,907
---------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                      34,677,115
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 34,993,378
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income                                         $    316,263    $  1,671,771
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                             9,188,208     (40,073,782)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             25,488,907      22,911,376
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  34,993,378     (15,490,635)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                 --        (876,799)
--------------------------------------------------------------------------------------------
  Class B                                                                 --         (89,061)
--------------------------------------------------------------------------------------------
  Advisor Class                                                           --         (19,770)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          3,100,304     (46,870,786)
--------------------------------------------------------------------------------------------
  Class B                                                           (832,744)    (15,289,487)
--------------------------------------------------------------------------------------------
  Class C                                                             11,079              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     (494,764)       (415,164)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                         36,777,253     (79,051,702)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            114,063,585     193,115,287
--------------------------------------------------------------------------------------------
  End of period                                                 $150,840,838    $114,063,585
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $198,628,933    $196,845,058
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                293,877         (22,386)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (78,409,995)    (87,598,203)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               30,328,023       4,839,116
--------------------------------------------------------------------------------------------
                                                                $150,840,838    $114,063,585
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM New Pacific Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund has discontinued sales of the Advisor Class shares to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.
A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the last available bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such, if any, distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $81,520,585 as of December 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.65%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively. During the six months ended June 30, 1999, AIM waived fees of $98,257.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, AFS was paid $364,237 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $153,095, $165,646 and $117, respectively, as compensation under the Plans.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the above pricing and accounting agreement. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
  AIM Distributors received commissions of $18,722 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $1,287 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-EXPENSE REDUCTIONS

During the six months ended June 30, 1999, the Fund received reductions in custodian fees of $2,952 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $52,722 of the Fund's expenses. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $55,674 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration accrued to trustees who are not an "interested person" of AIM.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has lines of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  Effective May 28, 1999, the above lines of credit were replaced by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  For the six months ended June 30, 1999, the average outstanding daily balance of bank loans for the Fund was $1,858,210 with a weighted average interest rate of 5.57%. Interest expense for the Fund for the six months ended June 30, 1999 was $51,371.

NOTE 6-PORTFOLIO SECURITIES LOANED

At June 30, 1999, securities with an aggregate value of $3,520,640 were on loan to brokers. The loans were secured by cash collateral of $3,314,706 received by the Fund. For the six months ended June 30, 1999, the Fund received fees of $49,771 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portion of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $65,652,503 and $88,637,061, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $31,077,262
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (1,096,532)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $29,980,730
===============================================================

Cost of investments for tax purposes is $109,115,630.

NOTE 8-SHARE INFORMATION

Changes in the Fund's shares outstanding during six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                JUNE 30,                      DECEMBER 31,
                                  1999                            1998
                       ---------------------------   ------------------------------
                         SHARES         AMOUNT          SHARES          AMOUNT
                       -----------   -------------   ------------   ---------------
Sold:
  Class A               92,221,458   $ 503,908,864    220,054,764   $ 1,179,166,766
-----------------------------------------------------------------------------------
  Class B               13,835,369      73,703,820     29,096,684       151,336,461
-----------------------------------------------------------------------------------
  Class C*                  96,753         571,742             --                --
-----------------------------------------------------------------------------------
  Advisor Class            163,601         874,833      5,119,563        27,073,240
-----------------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                       --              --        151,132           760,569
-----------------------------------------------------------------------------------
  Class B                       --              --         15,481            77,283
-----------------------------------------------------------------------------------
  Advisor Class                 --              --          3,439            17,402
-----------------------------------------------------------------------------------
Reacquired:
  Class A              (90,979,824)   (500,808,559)  (225,597,779)   (1,226,798,121)
-----------------------------------------------------------------------------------
  Class B              (13,963,110)    (74,536,564)   (31,689,112)     (166,703,231)
-----------------------------------------------------------------------------------
  Class C*                 (91,689)       (560,664)            --                --
-----------------------------------------------------------------------------------
  Advisor Class           (248,294)     (1,369,597)    (5,082,992)      (27,505,806)
-----------------------------------------------------------------------------------
                         1,034,264   $   1,783,875     (7,928,820)  $   (62,575,437)
===================================================================================

* Class C shares commenced sales May 3, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998 for a share of Class C capital stock outstanding during May 3, 1999 (date sales commenced) through June 30, 1999 and for a share of Advisor Class capital stock outstanding during the six months ended June 30, 1999, each of the years in three-year period ended December 31, 1998 and the period June 1, 1995 (date operations commenced) through December 31, 1995.

                                                                                           Class A
                                                               ---------------------------------------------------------------
                                                                                              December 31,
                                                               June 30,   ----------------------------------------------------
                                                                 1999     1998(a)    1997(a)    1996(a)    1995(a)      1994
                                                               --------   --------   --------   --------   --------   --------
Net asset value, beginning of period                           $   5.19   $   6.48   $  13.12   $  12.47   $  12.10   $  15.86
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income (loss)                                     0.02       0.06(b)     0.05      0.02       0.11       0.02
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
  Net realized and unrealized gain (loss) on investments           1.35      (1.30)     (5.84)      2.44       0.79      (3.15)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
    Net increase (decrease) from investment operations             1.37      (1.24)     (5.79)      2.46       0.90      (3.13)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
Distributions to shareholders:
  From net investment income                                         --      (0.05)     (0.03)        --      (0.10)     (0.01)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
  From net realized gains                                            --         --      (0.82)     (1.81)     (0.43)     (0.62)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
    Total distributions                                              --      (0.05)     (0.85)     (1.81)     (0.53)     (0.63)
------------------------------------------------------------   --------   --------   --------   --------   --------   --------
Net asset value, end of period                                 $   6.56   $   5.19   $   6.48   $  13.12   $  12.47   $  12.10
============================================================   ========   ========   ========   ========   ========   ========
Total return(c)                                                   26.40%    (19.09)%   (44.24)%    20.04%      7.45%    (19.73)%
============================================================   ========   ========   ========   ========   ========   ========
Ratios and supplemental data:
Net assets, end of period (in 000s)                            $110,296    $80,824   $135,807   $361,244   $383,722   $404,680
============================================================   ========   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               0.69%(d)   1.30%      0.41%      0.17%      0.91%      0.11%
============================================================   ========   ========   ========   ========   ========   ========
Ratio of expenses to average net assets, excluding interest
  expense:
  With fee waiver                                                  2.00%(d)   2.00%      1.66%      1.86%      1.89%      1.81%
============================================================   ========   ========   ========   ========   ========   ========
  Without fee waiver                                               2.16%(d)   2.40%      1.93%      1.99%      1.94%       n/a
============================================================   ========   ========   ========   ========   ========   ========
Portfolio turnover rate                                              57%        96%        80%        93%        63%        87%
============================================================   ========   ========   ========   ========   ========   ========

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Includes reimbursement of Fund operating expenses per share of $0.02.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $88,207,996.

                                                                                                 Class C
                                                                                                 --------
                                                            Class B                               May 3,
                                 -------------------------------------------------------------     1999
                                                               December 31,                      through
                                 June 30,   --------------------------------------------------   June 30,
                                   1999     1998(a)   1997(a)   1996(a)    1995(a)      1994       1999
                                 --------   -------   -------   --------   --------   --------   --------
Net asset value, beginning of
  period                         $   5.04   $  6.28   $ 12.80   $  12.29   $  11.96   $  15.79    $5.94
-------------------------------  --------   -------   -------   --------   --------   --------    -----
Income from investment
  operations:
  Net investment income (loss)         --      0.03(b)   (0.03)    (0.06)      0.03      (0.06)      --
-------------------------------  --------   -------   -------   --------   --------   --------    -----
  Net realized and unrealized
    gain (loss) on investments       1.31     (1.26)    (5.67)      2.38       0.75      (3.15)    0.41
-------------------------------  --------   -------   -------   --------   --------   --------    -----
    Net increase (decrease)
      from investment
      operations                     1.31     (1.23)    (5.70)      2.32       0.78      (3.21)    0.41
-------------------------------  --------   -------   -------   --------   --------   --------    -----
Distributions to shareholders:
  From net investment income           --     (0.01)       --         --      (0.02)        --       --
-------------------------------  --------   -------   -------   --------   --------   --------    -----
  From net realized gains              --        --     (0.82)     (1.81)     (0.43)     (0.55)      --
-------------------------------  --------   -------   -------   --------   --------   --------    -----
  Returns of capital                   --        --        --         --         --      (0.07)      --
-------------------------------  --------   -------   -------   --------   --------   --------    -----
    Total distributions                --     (0.01)    (0.82)     (1.81)     (0.45)     (0.62)      --
-------------------------------  --------   -------   -------   --------   --------   --------    -----
Net asset value, end of period   $   6.35   $  5.04   $  6.28   $  12.80   $  12.29   $  11.96    $6.35
===============================  ========   =======   =======   ========   ========   ========    =====
Total return(c)                     25.99%   (19.55)%  (44.65)%    19.28%      6.54%    (20.30)%   6.90%
===============================  ========   =======   =======   ========   ========   ========    =====
Ratios and supplemental data:
  Net assets, end of period (is
    000s)                        $ 39,293   $31,837   $55,820   $151,805   $130,887   $120,171    $  32
===============================  ========   =======   =======   ========   ========   ========    =====
Ratio of net investment income
  (loss) to average net assets:      0.03%(d)  0.65%   (0.24)%    (0.48)%      0.26%     (0.54)%   0.03%(d)
===============================  ========   =======   =======   ========   ========   ========    =====
Ratio of expenses to average
  net assets, excluding
  interest expense:
  With fee waiver                    2.65%(d)  2.65%     2.31%      2.51%      2.54%      2.46%    2.65%(d)
===============================  ========   =======   =======   ========   ========   ========    =====
  Without fee waiver                 2.81%(d)  3.05%     2.58%      2.64%      2.59%       n/a     2.81%(d)
===============================  ========   =======   =======   ========   ========   ========    =====
Portfolio turnover rate                57%       96%       80%        93%        63%        87%      57%
===============================  ========   =======   =======   ========   ========   ========    =====

                                                   Advisor Class
                                 ------------------------------------------------
                                                        December 31,
                                 June 30,   -------------------------------------
                                 1999(a)    1998(a)   1997(a)   1996(a)   1995(a)
                                 --------   -------   -------   -------   -------
Net asset value, beginning of
  period                         $  5.18    $  6.45   $ 13.16   $12.45    $12.89
-------------------------------  -------    -------   -------   ------    ------
Income from investment
  operations:
  Net investment income (loss)      0.03       0.08(b)    0.08    0.07      0.09
-------------------------------  -------    -------   -------   ------    ------
  Net realized and unrealized
    gain (loss) on investments      1.34      (1.28)    (5.89)    2.45      0.05
-------------------------------  -------    -------   -------   ------    ------
    Net increase (decrease)
      from investment
      operations                    1.37      (1.20)    (5.81)    2.52      0.14
-------------------------------  -------    -------   -------   ------    ------
Distributions to shareholders:
  From net investment income          --      (0.07)    (0.08)      --     (0.15)
-------------------------------  -------    -------   -------   ------    ------
  From net realized gains             --         --     (0.82)   (1.81)    (0.43)
-------------------------------  -------    -------   -------   ------    ------
  Returns of capital                  --         --        --       --        --
-------------------------------  -------    -------   -------   ------    ------
    Total distributions               --      (0.07)    (0.90)   (1.81)    (0.58)
-------------------------------  -------    -------   -------   ------    ------
Net asset value, end of period   $  6.55    $  5.18   $  6.45   $13.16    $12.45
===============================  =======    =======   =======   ======    ======
Total return(c)                    26.45%    (18.51)%  (44.26)%  20.56%     1.07%
===============================  =======    =======   =======   ======    ======
Ratios and supplemental data:
  Net assets, end of period (is
    000s)                        $ 1,220    $ 1,402   $ 1,488   $1,575    $  935
===============================  =======    =======   =======   ======    ======
Ratio of net investment income
  (loss) to average net assets:     1.03%(d)   1.65%     0.76%    0.52%     1.26%(e)
===============================  =======    =======   =======   ======    ======
Ratio of expenses to average
  net assets, excluding
  interest expense:
  With fee waiver                   1.65%(d)   1.65%     1.31%    1.51%     1.54%(e)
===============================  =======    =======   =======   ======    ======
  Without fee waiver                1.81%(d)   2.05%     1.58%    1.64%     1.59%(e)
===============================  =======    =======   =======   ======    ======
Portfolio turnover rate               57%        96%       80%      93%       63%(e)
===============================  =======    =======   =======   ======    ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Includes reimbursement of Fund operating expenses per share of $0.02.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $33,403,816, $72,468 and $1,123,394 for Class B, Class C and Advisor Class, respectively.
(e) Annualized.

BOARD OF TRUSTEES                          OFFICERS                         OFFICE OF THE FUND
C. Derek Anderson                          Robert H. Graham                 11 Greenway Plaza
President, Plantagenet Capital             Chairman and President           Suite 100
Management, LLC (an investment                                              Houston, TX 77046
partnership); Chief Executive Officer,     Dana R. Sutton
Plantagenet Holdings, Ltd.                 Vice President and Treasurer     INVESTMENT MANAGER
(an investment banking firm)
                                           Samuel D. Sirko                  A I M Advisors, Inc.
Frank S. Bayley                            Vice President and Secretary     11 Greenway Plaza
Partner, law firm of                                                        Suite 100
Baker & McKenzie                           Melville B. Cox                  Houston, TX 77046
                                           Vice President
Robert H. Graham                                                            SUB-ADVISOR
President and Chief Executive Officer,     Gary T. Crum
A I M Management Group Inc.                Vice President                   INVESCO Asia Limited
                                                                            12/F, Three Exchange Square,
Arthur C. Patterson                        Carol F. Relihan                 8 Connaught Place, Hong Kong
Managing Partner, Accel Partners           Vice President
(a venture capital firm)                                                    TRANSFER AGENT
                                           Mary J. Benson
Ruth H. Quigley                            Assistant Vice President and     A I M Fund Services, Inc.
Private Investor                           Assistant Treasurer              P.O. Box 4739
                                                                            Houston, TX 77210-4739
                                           Sheri Morris
                                           Assistant Vice President and     CUSTODIAN
                                           Assistant Treasurer
                                                                            State Street Bank and Trust Company
                                           Nancy L. Martin                  225 Franklin Street
                                           Assistant Secretary              Boston, MA 02110

                                           Ofelia M. Mayo                   COUNSEL TO THE FUND
                                           Assistant Secretary
                                                                            Kirkpatrick & Lockhart LLP
                                           Kathleen J. Pflueger             1800 Massachusetts Avenue, N.W.
                                           Assistant Secretary              Washington, D.C. 20036-1800

                                                                            COUNSEL TO THE TRUSTEES

                                                                            Paul, Hastings, Janofsky & Walker LLP
                                                                            Twenty Third Floor
                                                                            555 South Flower Street
                                                                            Los Angeles, CA 90071

                                                                            DISTRIBUTOR

                                                                            A I M Distributors, Inc.
                                                                            11 Greenway Plaza
                                                                            Suite 100
                                                                            Houston, TX 77046


                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                   leadership in the mutual-fund industry
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                since 1976 and managed approximately
AIM Capital Development Fund                                                         $121 billion in assets for more than 6.3
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS              million shareholders, including
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund    individual investors, corporate clients
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                   and financial institutions, as of June
AIM Mid Cap Equity Fund(A)                   AIM Developing Markets Fund             30, 1999.
AIM Select Growth Fund                       AIM Europe Growth Fund                       The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(B)                 AIM European Development Fund           Trademark-- is distributed nationwide, and
AIM Small Cap Opportunities Fund             AIM International Equity Fund           AIM today is the 10th-largest mutual-fund
AIM Value Fund                               AIM Japan Growth Fund                   complex in the United States in assets
AIM Weingarten Fund                          AIM Latin American Growth Fund          under management, according to Strategic
                                             AIM New Pacific Growth Fund             Insight, an independent mutual-fund
GROWTH & INCOME FUNDS                                                                monitor.
AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                 AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                      GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                             AIM Global Growth & Income Fund
                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund                          AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                       AIM Global Government Income Fund
AIM Income Fund                              AIM Global Income Fund
AIM Intermediate Government Fund             AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                             THEME FUNDS
TAX-FREE INCOME FUNDS                        AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund               AIM Global Financial Services Fund
AIM Municipal Bond Fund                      AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund               AIM Global Resources Fund
                                             AIM Global Telecommunications and Technology Fund(E)
                                             AIM Global Trends Fund(F)

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                                         [AIM LOGO APPEARS HERE}

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--